[EX. 99.906CERT]

                                                                Exhibit (b)(2)


                           SECTION 906 CERTIFICATIONS


      In connection with this report on Form N-CSR for the Registrant as furnished to the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                               By:   /S/ STEPHEN E. CANTER
                                     Stephen E. Canter
                                     Chief Executive Officer

                               Date: June 26, 2003


                               By:   /S/ JAMES WINDELS
                                     James Windels
                                     Chief Financial Officer

                               Date: ____ __, 2003


[A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.]